Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nigel D. Hunton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Intevac, Inc. on Form 10-K for the period ended December 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

Date: February 15, 2024

/s/ Nigel D. Hunton
Nigel D. Hunton
President, Chief Executive Officer and Director

I, Kevin Soulsby, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Intevac, Inc. on Form 10-K for the period ended December 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

Date: February 15, 2024

/s/ Kevin Soulsby
Kevin Soulsby
Interim Chief Financial Officer, Secretary and Treasurer

A signed original of this written statement required by Section 906 has been provided to Intevac, Inc. and will be retained by Intevac, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.